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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 6, 2001


                      PAN PACIFIC RETAIL PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)


          Maryland                    001-13243                 33-0752457
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                  1631-B South Melrose Drive, Vista, CA 92083
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          (Address of principal executive offices, including zip code)


                                 (760) 727-1002
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events.

    On April 6, 2001, Pan Pacific Retail Properties, Inc. executed a terms agreement, which included the provisions of an underwriting agreement, for the issuance and sale of $150,000,000 aggregate principal amount of its 7.95% Notes due 2011 as set forth in a Prospectus Supplement dated April 6, 2001 and the accompanying Prospectus dated October 5, 1998. For additional information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

Exhibit
Number        Description
-------       -----------

  1.1 Terms Agreement dated April 6, 2001, by and among Pan Pacific Retail Properties, Inc. and Credit Suisse First Boston Corporation, Banc of America Securities LLC, CIBC World Markets, Dresdner Kleinwort Wasserstein, A.G. Edwards & Sons, Inc., First Union Securities, Inc., McDonald Investments Inc. and UBS Warburg LLC.

  1.2 Underwriting Agreement related to the Terms Agreement listed as Exhibit Number 1.1 hereto.

  4.1         Form of 7.95% Note due 2011.

  4.2         Form of Indenture relating to the Notes.

  4.3 Minutes of a meeting of the Pricing Committee held on April 6, 2001 designating the terms of the 7.95% Notes Due 2011.

 12.1         Selected Financial Ratios.

 23.1         Consent of KPMG LLP.

 25.1         Form T-1.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Pan Pacific Retail Properties, Inc.


Date:  April 10, 2001                     By: /s/ Joseph B. Tyson
                                              ----------------------------------
                                              Joseph B. Tyson
                                              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary



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                                 EXHIBIT INDEX


Exhibit
Number        Description
-------       -----------

  1.1 Terms Agreement dated April 6, 2001, by and among Pan Pacific Retail Properties, Inc. and Credit Suisse First Boston Corporation, Banc of America Securities LLC, CIBC World Markets, Dresdner Kleinwort Wasserstein, A.G. Edwards & Sons, Inc., First Union Securities, Inc., McDonald Investments Inc. and UBS Warburg LLC.

  1.2 Underwriting Agreement related to the Terms Agreement listed as Exhibit Number 1.1 hereto.

  4.1         Form of 7.95% Note due 2011.

  4.2         Form of Indenture relating to the Notes.

  4.3 Minutes of a meeting of the Pricing Committee held on April 6, 2001 designating the terms of the 7.95% Notes Due 2011.

 12.1         Selected Financial Ratios.

 23.1         Consent of KPMG LLP.

 25.1         Form T-1.